UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 13, 2006

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52006	98-0221142
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification #)

Plaza America Tower I 11700 Plaza America Drive, Suite 1010
Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

(703) 964-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01               Other Events.

On September 13, 2006, the Class A Common Stock of ICO Global Communications (Holdings) Limited (the “Company”) commenced trading on the Nasdaq Global Market under the symbol “ICOG.”  The Company’s Class A Common Stock formerly traded on the over-the-counter market (pink sheets) under the symbol “ICOHA.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED (Registrant)

September 13, 2006	By:	/s/ J. Timothy Bryan
J. Timothy Bryan
Chief Executive Officer